UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2024
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On June 28, 2024, FingerMotion, Inc. (the “Company”) issued a news release to report its financial results for the first quarter of fiscal year 2025 for the period ended May 31, 2024. The information regarding the financial results for the first fiscal quarter ended May 31, 2024 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On June 28, 2024, the Company issued a news release to report its financial results for the first quarter of fiscal year 2025 for the period ended May 31, 2024. To review the full financial results, please view the Company's recent 10-Q filing at www.sec.gov/edgar/search or on the Company’s website at www.fingermotion.com/investor-relations/financial-information/details, which should be read in connection with this news release.

Q1 2025 Financial Summary (results expressed in US$ unless otherwise indicated):

•	Reported quarterly revenue of $8.37 million (includes SMS & MMS and Telecommunications Products & Services businesses), which was a decrease of $3.80 million or 31% compared to Q1 2024;
•	Reported quarterly decrease in Telecommunications Products & Services business revenue of $11.80 million or 98% compared to Q1 2024;
•	Reported quarterly Big Data revenue of $Nil compared to $.15 million in Q1 2024;
•	Reported quarterly increase in SMS & MMS business revenue of $8.16 million compared to $.01 million in Q1 2024, which was an increase of 100,427% compared to Q1 2024;
•	Reported quarterly cost of revenue of $7.69 million, which was a decrease of $3.81 million or 33% compared to Q1 2024;
•	Reported a gross profit of $.68 million, which was an increase of $.02 million or 3% compared to Q1 2024;
•	Reported quarterly loss of $1.66 million, which was an increase of $0.39 million or 31% compared to Q1 2024;
•	Basic and Diluted loss per share of $0.03 versus a loss per share of $0.02 for Q1 2024;
•	On May 31, 2024, FingerMotion had $1,064,124 in cash and cash equivalents, a working capital surplus of $10,732,123 and a positive shareholders’ equity of $10,906,006;
•	Total Assets were $26.31 million, Total Current Liabilities were $15.31 million and Total Liabilities were $15.40 million; and
•	52,712,850 common shares were issued and outstanding as of May 31, 2024.

FingerMotion’s decrease in revenue of $3.8 million, or 31%, compared to the three months ended May 31, 2023, resulted from an increase in revenue of $8.16 million from its SMS & MMS business, offset by decreases in revenue of $11.80 million and $.15 million from its Telecommunication Products & Services and Big Data businesses, respectively. The Company’s SMS & MMS business saw a significant revenue increase due to the strategic reallocation of resources to this segment, allowing FingerMotion to capitalize on higher margins and improved profitability. This strategic shift reflects the Company’s focus on optimizing its business portfolio by prioritizing higher-margin segments, which resulted in a corresponding decrease in revenue from its Telecommunication Products & Services business.

“Our Company again experienced a challenging market during Q1 2025,” said CEO, Martin Shen. “Despite these challenges, however, during Q1 2025, our gross profit improved $.02 million, or 3%, and our cost of revenue decreased $3.81 million, or 33%, compared to Q1 2024.”

“Looking forward, we see several drivers for improving revenue this fiscal year, including arrangements that could result in significantly increased use of our Da Ge app, which already has 650,000 active subscribers,” said Martin Shen. “We also continued to invest in the future with our Insuretec partners, and our Sapientus big data platform has made additional progress on several fronts, including market implementation, analytical advancement, and network engagement.”

“We also expect both our cloud-based services and lifestyle app to contribute meaningful revenue later this fiscal year.”

“Therefore, we expect the balance of fiscal 2025 to demonstrate increasing revenue and improved margins to get us closer to our goal of profitability."

General and administrative expenses in Q1 2025 increased by $519,787 or 38%, which was a result of increases in a range of costs integral to the ongoing operational and administrative requirements necessary to support the Company’s growth and ongoing operational needs. Research and development expenses increased to $178,993 during the quarter, which was 4% higher due to the data access and usage fees charged by our telecommunications companies.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated June 28, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: June 28, 2024	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director

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